UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 9, 2013

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

NAVARRE CORPORATION

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective September 9, 2013, Navarre Corporation amended Article I (the “Amendment”) of its Amended and Restated Articles of Incorporation in order to change its name to Speed Commerce, Inc. (the “Company”). A copy of the Amendment filed with the Minnesota Secretary of State on September 3, 2013 is filed as Exhibit 3.1 hereto, and is incorporated herein by reference. The Company’s Board of Directors approved of the name change on July 31, 2013.

Item 8.01 Other Events.

On September 9, 2013, the Company issued a press release announcing its name change, and the expected change of its NASDAQ ticker symbol from NAVR to SPDC, which change is expected to occur on September 12, 2013. A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation filed with the Minnesota Secretary of State

99.1	Speed Commerce, Inc. Press Release dated September 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2013	SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation filed with the Minnesota Secretary of State

99.1	Speed Commerce, Inc. Press Release dated September 9, 2013